SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
 of the Securities Exchange Act of 1934 (Amendment No. ___)
Filed by the Registrant [  ]
Filed by a Party other than the Registrant [x]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[x] Soliciting Material Under Rule 14a-12
Essex Rental Corp.
(Name of Registrant as Specified In Its Charter)
Casey Capital, LLC
KC Gamma Opportunity Fund, LP
 Kevin M. Casey, Lee D. Keddie, John M. Climaco
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (check the appropriate box):
[X] No fee required.
[  ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.
1)  Title of each class of securities to which transaction applies:
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
5)Total fee paid:
[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)  Amount Previously Paid:
2)  Form, Schedule or Registration Statement No.:
3)  Filing Party:
4)  Date Filed:

On May 6, 2015, Casey Capital issued a press release (the "May 6 Press Release") regarding the filing by Casey Capital and Lee D. Keddie of preliminary proxy materials in connection with the solicitation of proxies from Essex stockholders for Essex Rental Corp.'s 2015 Annual Meeting of Stockholders. The foregoing summary of the May 6 Press Release is qualified in its entirety by reference to the full text of the May 6 Press Release, a copy of which is attached hereto as Exhibit 1 and is incorporated by reference herein. Also on May 6, 2015, Casey Capital and Lee D. Keddie filed an amendment to their Schedule 13D ("Amendment No. 9") with respect to the Issuer, in which the reporting persons therein disclosed the issuance of the May 6 Press Release. The disclosure set forth in Item 4 of Amendment No. 9 is filed herewith as Exhibit 2.
CASEY CAPITAL, LLC ("CASEY CAPITAL") AND LEE D. KEDDIE INTEND TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY CARD TO BE USED IN CONNECTION WITH THE SOLICITATION OF PROXIES FROM STOCKHOLDERS OF ESSEX RENTAL CORP. (THE "COMPANY") IN CONNECTION WITH THE COMPANY'S 2015 ANNUAL MEETING OF STOCKHOLDERS. ALL STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CASEY CAPITAL, KEVIN M. CASEY, LEE D. KEDDIE, AND JOHN CLIMACO AND RELATED PARTICIPANTS IN THE SOLICITATION (COLLECTIVELY, THE "PARTICIPANTS"), WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS. WHEN COMPLETED, THE DEFINITIVE PROXY STATEMENT AND AN ACCOMPANYING PROXY CARD WILL BE FURNISHED TO SOME OR ALL OF THE COMPANY'S STOCKHOLDERS AND ARE, ALONG WITH OTHER RELEVANT DOCUMENTS, AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, D.F. KING & CO., INC., CASEY CAPITAL'S PROXY SOLICITOR, WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD WITHOUT CHARGE UPON REQUEST BY CALLING D.F. KING AT (212) 269-5550 OR TOLL-FREE AT (866) 406-2283.

INFORMATION ABOUT THE PARTICIPANTS AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS BY SECURITY HOLDINGS ARE CONTAINED IN THE SCHEDULE 14A TO BE FILED BY CASEY CAPITAL AND LEE D. KEDDIE WITH THE SEC. THIS DOCUMENT CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.